PURCHASING AGREEMENT

     This agreement made this 6th day of May 1999, by and between Home.Web, Inc., hereinafter referred to as "Seller," and Internet Food Company, Inc., hereinafter referred to as "Buyer."

                                    RECITALS

A. Buyer desires to purchase a variety of Monterey Jack Cheese from Seller.
B. Buyer desires to purchase a variety of Gourmet Food products from Seller.
C. Buyer desires to allow seller to co-advertise on the Buyer's web site.

                                      FEES

1.   Cheese                   5% mark-up from Seller's cost if paid COD.
                              10% mark-up from Seller's cost if paid in 7 days.
                              15% mark-up from Seller's cost if paid in 15 days.

            **Invoice must be paid within 15 days of delivery date.**

2.   Gourmet Food Products    10% mark-up from Seller's cost if paid COD.
                              15% mark-up from Seller's cost if paid in 10 days.
                              20% mark-up from Seller's cost if paid in 15 days.
                              25% mark-up from Seller's cost if paid in 30 days.

            **Invoice must be paid within 30 days of delivery date.**

                                      TERMS

Private Label Development
-------------------------

(a) Buyer will be responsible for cost incurred for the development of product and labels special ordered by buyer.

(b) Seller will not disclose to other clients the ingredients of special products developed for Internet Food Company, Inc.

                                  ATTORNEY FEES

If any litigation is commenced between Buyer and Seller concerning this agreement, then the prevailing party in such litigation shall be entitled to, in addition to the relief that may be granted, a reasonable sum for attorney fees.

                                ENTIRE AGREEMENT

This instrument contains the entire agreement between Buyer and Seller.

SELLER                             BUYER
/s/ Dennis Davis                        /s/ Diane S. Button
----------------                        -------------------
Dennis Davis, President                 Diane S. Button, Secretary
Home.Web, Inc.                          Internet Food Company, Inc.
Date May 6, 1999                        Date May 6, 1999

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